U.S. SECURITIES AND EXCHANGE
                        COMMISSION WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):  October 30, 2005
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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE            0 - 32093             91-2022980
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       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction          File Number)        Identification No.)
      of incorporation)



      1601-B ALTON PARKWAY, UNIT B
          IRVINE, CALIFORNIA                              92606
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    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:     949.757.0855
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        (Former name or former address, if changed since last report)

HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on Form 8-K to report the following:

ITEM 8.01. OTHER EVENTS

On October 30, 2005, our research team reported that under certain laboratory conditions our SIEGMA(TM) 3E3 explosive detection system was able to consistently detect a simulant of the explosive known as TATP (triacetone triperoxide), a home-made explosive used by terrorists in the recent London bombings and commonly in terrorist bombings in Israel.

TATP, a highly explosive crystal powder, is generally easy to synthesize using readily available chemicals, but is very difficult to detect mainly because of its chemical composition. TATP does not contain nitrogen, which is the "dominant" signature of most explosives, and its chemical formula (C9H18O6) resembles the chemical formula for many common and non-explosive products, such as sugar (C6H12O6). To our knowledge, there are no explosive detection devices available in today's market that can non-invasively and chemically identify TATP.

For purposes of our experiment, we used a sample of 4 Kg of TATP stimulant which we measured using our SIEGMA(TM) 3E3 system. The key components of the empirical chemical formula of the simulant were within 1% to 5% to that of TATP. Our SIEGMA(TM) 3E3 was able to detect the chemical formula with a probability of detection (PoD) of approximately 70%, with a False Alarm Rate (FAR) of only 2.5% in less than 10 minutes. Our results have not been independently verified, although we intend to schedule double-blind tests of TATP detection with the participation of industry experts in order to independently verify these and future results.

All research related to TATP detection has been developed independently by us without the assistance of any governmental funds and, thus, is not subject to any federal regulations or limitations governing its ownership and use. There is no guarantee that the results we achieved in a laboratory and experimental setting will successfully translate into real-world conditions.

FORWARD-LOOKING STATEMENTS

Any statements made in this report which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this report pertains. The actual results of the specific items described in this disclosure, may differ materially from what is projected in such forward- looking statements. These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   HIENERGY TECHNOLOGIES, INC.



November 1, 2005                   By: /s/ Bogdan C. Maglich
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(Date)                               Name:  Bogdan C. Maglich
                                     Title: Chief Executive Officer,
                                            Chairman of the Board, President
                                            and Treasurer